Exhibit 99.1

NEWS RELEASE

Contact:	Serco Contacts
Charles King
Head of Investor Relations
Serco Group plc
+44 (0) 1256 745 900

Dominic Cheetham
Corp. Communications Director
Serco Group plc
+44 (0) 1256 745 900

SI International Contact
Alan Hill
VP, Corp. Communications
703-234-6854
alan.hill@si-intl.com

Serco and SI International announce expiration of waiting period under Hart-Scott-Rodino Act

RESTON, VA – October 17, 2008 - Serco Group plc (Serco) and SI International (NASDAQ: SINT), today announce that the mandatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, in connection with the proposed acquisition of SI International by Serco, has expired without the U.S. Department of Justice or the Federal Trade Commission requesting additional information relating to the proposed merger agreement.  This satisfies a condition to completion of the proposed acquisition.

As announced on August 27, 2008, Serco has signed a definitive agreement to acquire SI International and the transaction has been approved by the boards of directors of both companies. The closing of the acquisition remains conditional upon SI International stockholders’ approval, other regulatory approvals including Exon-Florio, and customary closing conditions. SI International’s stockholder vote to adopt the merger agreement and approve the merger is scheduled for November 13, 2008.  The proposed transaction is expected to be completed before the end of 2008.

About Serco:  Serco is an international service company which combines commercial know-how with a deep public service ethos.  We improve services by managing people, processes, technology and assets more effectively.  We advise policy makers, design innovative solutions, integrate systems and - most of all - deliver to the public.

Serco supports governments, agencies and companies who seek a trusted partner with a solid track record of providing assured service excellence. Our people offer operational, management and consulting expertise in the aerospace, defence, education, health, home affairs, local government, science, technology, transport and the commercial sectors.  More information can be found at www.serco.com

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About Serco North America:  Serco’s North American division provides human capital management, engineering/logistics, C4ISR, port security, transportation management and professional services. Customers include federal, state and municipal governments, civil agencies and commercial clients. In 2005, Serco strengthened its presence in the substantial US federal contracting market by acquiring (RCI), a privately held defence contracting business. Since then, our North American business has expanded and developed new customer relationships with, among others, The Marine Corps, The US Army Sustainment Command and the US Navy’s SPAWAR.  More information can be found at www.serco-na.com.

About SI International:  SI International, a member of the Russell 2000 and S&P SmallCap 600 indices, is a provider of information technology and network solutions (IT) primarily to the federal government.  SI International combines technology and industry expertise to provide a full spectrum of state-of-the-practice solutions and services, from design and development to documentation and operations, to assist clients in achieving their missions.  SI International is ranked as the 42nd largest Federal Prime IT Contractor by Washington Technology and has approximately 4,500 employees.  More information about SI International can be found at www.si-intl.com.

Additional information and where to find it:  This communication may be deemed to be solicitation material in respect of the proposed acquisition of SI International by Serco.  In connection with the proposed acquisition, SI International has filed a definitive proxy statement and other relevant documents in connection with the proposed transaction with the United States Securities and Exchange Commission.  A definitive proxy statement has been mailed to security holders of SI International seeking approval of the transaction.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND SUCH OTHER RELEVANT MATERIALS, AS IT CONTAINS IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement and any amendments or supplements filed by SI International at the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov or at SI International’s website at http://www.si-intl.com.  Investors also may obtain a free copy of the definitive proxy statement and other documents filed with, or furnished to, the SEC from SI International by directing a written request to SI International, Inc., 12012 Sunset Hills Road, Suite 800, Reston, VA 20190, Attention: Company Secretary.  SI International stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from SI International.

Disclaimer:  Nothing in this press release should be construed as a profit forecast or be interpreted to mean that the future earnings per share of Serco will necessarily be the same as, or greater than, the earnings per share for completed financial periods.

This document contains ‘forward-looking statements’ with respect to the financial condition, results of operations and business of Serco and to certain of Serco’s plans and objectives with respect to these items.

Forward-looking statements are sometimes but not always identified by their use of a date in the future or such words as ‘anticipates’, ‘aims’, ‘due’, ‘could’, ‘may’, ‘should’, ‘expects’, ‘believes’, ‘intends’, ‘plans’, ‘targets’, ‘goal’, or ‘estimates’. By their very nature, forward-looking statements are inherently unpredictable, speculative and involve risk and uncertainty because they relate to events and depend on circumstances that may or will occur in the future.

There are various factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. These factors include, but are not limited to, changes in the economies, political situations and markets in which the Group operates; changes in government priorities due to program reviews or revisions to strategic objectives: changes in the regulatory or competition frameworks in which the Group operates; the impact of legal or other proceedings against or which affect the Group; changes to or delays in programs in which the Group is involved; the completion of acquisitions and divestitures and changes in exchange rates.

All written or verbal forward-looking statements, made in this document or made subsequently, which are attributable to Serco or any other member of the Group or persons acting on their behalf are expressly qualified in their entirety by the factors referred to above. Serco does not intend to update these forward-looking statements.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  This news release may contain forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs, assumptions and current expectations.  Such statements are not considered historical facts and are considered forward-looking statements under the federal securities laws.  Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties. Such risks include, without limitation, the risk that the transaction will not be consummated as a result of the failure to satisfy of any of the conditions precedent, such as the ability of SI International to obtain the approval of SI International’s stockholders and to obtain government approvals required for closing the transaction. As a result, there can be no assurance that the transaction will be completed during the expected timeframe, or at all.  SI International undertakes no duty to update any forward-looking statements to conform the statement to actual results or changes in expectations that may arise after the date of this release. We caution you not to place undue reliance upon any such forward-looking statements.

SI International and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information about the directors and executive officers of SI International and their respective interests in SI International by security holdings or otherwise is set forth in its proxy statement relating to the 2008 annual meeting of stockholders, which was filed with the SEC on 18 April 2008.  Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition.

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